SMALLCAP WORLD FUND
HOW DO SMALL COMPANIES COMPETE?
1995 ANNUAL REPORT
For the year ended September 30

[The American Funds Group(R)]

SMALLCAP WORLD FUND(R) SEEKS LONG-TERM GROWTH OF CAPITAL THROUGH INVESTMENTS IN SMALLER COMPANIES IN THE U.S. AND AROUND THE WORLD.

SMALLCAP'S INVESTMENT RESULTS
For fiscal years ended September 30
1995                                             +18.6%
1994                                             + 8.6
1993                                             +32.5
1992                                             + 3.0
1991                                             +36.4
1990 (from inception on 4/30/90)                 -12.1
Total return since inception                     +110.7%
Average annual compound return since inception   +14.7%

OUR TOP 10 HOLDINGS
For holdings owned throughout the fiscal year ended 9/30/95
M.A.I.D. (business & public services)            +346.9%
Structural Dynamics Research (data processing & reproduction)
                 +312.5
America Online (business & public services)      +302.9
AutoImmune (health & personal care)              +220.5
Activision (leisure & tourism)                   +202.4
Cephalon (health & personal care)                +168.3
Amalgamated Holdings (multi-industry)            +161.3
Isis Pharmaceuticals (health & personal care)    +144.7
LoJack (electronic instruments)                  +144.4
Pilipino Telephone (telecommunications)          +130.4

OUR BOTTOM 10 HOLDINGS
For holdings owned throughout the fiscal year ended 9/30/95
Yip's Hang Cheung (chemicals)                    -40.7%
Savoy Pictures Entertainment (leisure & tourism) -42.4
CONVEX Computer (data processing & reproduction) -43.8
Pacific Media (broadcasting & publishing)        -44.3
Au Bon Pain (leisure & tourism)                  -53.0
Hanover Direct (merchandising)                   -53.7
Tolmex (building materials & components)         -66.7
First Pacific Networks (electronic components)   -70.4
Silja (transportation: shipping)                 -70.6
Z Groupe Zannier (textiles & apparel)            -78.1

All market indexes cited in this report are unmanaged and include reinvestment of all distributions. Fund results were computed with dividends reinvested and without a sales charge unless otherwise indicated.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FELLOW SHAREHOLDERS:

The stocks of large U.S. companies set a blistering pace during SMALLCAP World Fund's 1995 fiscal year. Small-company U.S. stocks didn't quite keep up, and outside the United States most markets posted only modest gains.
In this environment, with small-company and international stocks lagging, SMALLCAP generated a total return of 18.6% during the 12 months ended September 30, 1995. This assumes you reinvested the two dividends totaling 16 cents a share which were paid in December and May as well as the $1.35 capital gain distribution also paid last December.

By comparison:

- SMALLCAP's primary benchmark, the FT/S&P-Actuaries Medium-Small Cap World Index, increased 7.8% during the year. This index tracks small-company stocks in 26 world markets.

- Standard & Poor's 500 Composite Index, which tracks the stocks of large U.S. companies, rose 29.7% during SMALLCAP's fiscal year.

-  The Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far
East) Index, which tracks large-capitalization stocks in all major non-U.S. markets, gained 6.1%.

Of the 259 stocks SMALLCAP owned throughout its fiscal year, 155 rose in price; 13 more than doubled and 121 registered double-digit gains. On the opposite side of the ledger, 34 stocks lost more than 25% of their value - reminding us, once again, that even during periods of market strength not all stocks will do well.

Virtually all of the fund's gains came in the second half of the year. We used this strength to trim a number of holdings. As a result, the fund realized significant capital gains which it will pay in December. You can expect a distribution in excess of $2.40 a share.

WHAT HELPED, WHAT HURT

Broad strength in technology and entertainment stocks - SMALLCAP's two largest industry concentrations - helped the fund. It's now clear that the computer revolution is accelerating, with advances in office productivity, automation and miniaturization driving worldwide demand. Computer software and semiconductor companies are among the primary beneficiaries. Entertainment companies, broadly defined to include broadcasting, publishing and leisure activities, are in a global battle for control of both content and distribution. A number of highly publicized mergers occurred during the period, which contributed to gains throughout the industry.

Other areas of strength included financial services and metals. The banking industry in the U.S. is consolidating rapidly, leading to fewer - though stronger - competitors. Metals producers are seeing higher demand resulting from economic growth in the U.S. If economies in Europe and Japan rebound, we would expect continued strength.

Two areas that have made solid contributions to the fund's results in the past hit potholes on the information superhighway recently. Both cable television and telecommunications stocks were weak because of regulatory and competitive pressures. These are temporary setbacks, in our view, for otherwise strong industries.

By far the greatest drag on the fund's results was the lackluster performance of international stocks. Only two markets outpaced the U.S. in dollar terms - Sweden (+45%), where the fund had significant holdings, and Finland (+54%), where it had a small position. Most other markets posted small gains or modest losses, which translated into stronger returns when coupled with a weak U.S. dollar.

The one area of substantial weakness was in developing markets, notably in Latin America. The devaluation of the Mexican peso in December shook investor confidence in these volatile markets and drove stock prices and currency values sharply lower.

WHAT WE DID

As mentioned above, we used exceptional strength in the U.S. market to begin selling stocks that seemed overvalued, including major holdings like America Online, Electronic Arts and Viking Office Products. These have been great stocks for the fund, but they have appreciated to the point where they are no longer appropriate for our small company focus. More significantly, their stocks don't appear to offer the same potential they did when we first spotted them.

We also think many technology stocks have gotten ahead of themselves. This is primarily a story of exceptional businesses suffering from unrealistic expectations. Investors have taken recent earnings reports and extrapolated them far into the future. We believe this may be too optimistic an outlook.

We have been using proceeds from these sales to add substantially to our non-U.S. holdings. Among developed markets, we are finding particularly good value in Scandinavia and Australia. We have also begun to nibble again at stocks in a number of developing markets, where prices have come down to more reasonable levels.

THE VALUE OF RESEARCH

The relative weakness of small-company stocks compared with larger stocks - and of international stocks compared with the U.S. - suggests to us that good value remains in SMALLCAP's investment universe. That thought is echoed by our research analysts, who continue to find an array of intriguing smaller companies, often in unusual places - small oil companies, process automation, new retailing concepts, a microbrewery, an Internet provider in the U.K.

A NOTE OF CAUTION

Nonetheless, it's difficult to forget that it's been five years since the last substantial U.S. stock market decline. The gravity-defying rise of U.S. technology stocks and the overheated market for initial public offerings are the most obvious evidence that prudence should be the order of the day.

We will do whatever we can to mitigate the effects of any stock market decline. We would also urge you to recall the reason you invested in the fund, which most likely parallels the reason we originally introduced it: Much of the true creativity in the business world today continues to come from smaller companies.

Because we are not simply trading stocks but are attempting to participate in a company's long-term growth, that entrepreneurial creativity continues to give us confidence. Investing in small companies may require a long time frame and a willingness to shoulder occasional volatility, but the rewards are likely to be superior over time.

LOOKING BACK, AND AHEAD

This is our fifth annual report to shareholders, sufficient time to draw some conclusions about our experiences. Since the fund's inception in April 1990, small-company stocks have traded leadership several times with their larger brethren, with no clear winner. Over longer periods, the record shows that the higher growth rates of small companies have translated into better returns. What our experience suggests is that even during a period when the market indexes don't show such correlations, we have been able to add value through superior research.

In addition, over the fund's lifetime non-U.S. stocks have lagged far behind results here at home. Part of SMALLCAP's original mission was to provide exposure to markets around the world. To date, that has not been a particularly profitable exercise. We are confident, however, that global diversification has diffused our risk and will add to long-term results.

Over its 5 1/2-year lifetime, SMALLCAP has generated a compound return of +14.7% a year - modestly better than the stocks of large U.S. companies (+14.5% as measured by the S&P 500) and well ahead of both non-U.S. stocks (+7.4% as measured by the EAFE Index) and our global small-company universe (+9.2% as measured by the FT/S&P-Actuaries Medium-Small Cap World Index). Market conditions for small-company investing have not been ideal during your fund's lifetime, but it's been said that you can't quarrel with results. We tend to agree.

Cordially,
Robert B. Egelston
Chairman of the Board

William R. Grimsley
President

November 16, 1995

WHERE ARE SMALLCAP'S PORTFOLIO COMPANIES LOCATED?
Geographical distribution of equity assets on September 30, 1995, excluding cash equivalents

THE AMERICAS      68.2%
United States       61.7%
Canada               5.8
Mexico                .6
Other Latin America   .1

Europe              20.5%
United Kingdom       5.6%
Sweden               5.0
France               1.9
Germany              1.5
Austria              1.3
Norway               1.2
Luxembourg           1.0
Spain                 .8
Belgium               .7
Ireland               .5
Other Europe         1.0

Pacific Basin       10.4%
Australia            4.9%
Hong Kong            2.9
Philippines          1.2
Japan                 .9
Other Asia            .5

Other                0.9%

HOW BIG ARE SMALLCAP'S COMPANIES?

Ranked by market                      Number of      Percent of
capitalization                        Holdings       Equity Assets

$1 BILLION+                           55             18.7%

Example:  America Online

$800 MILLION+                         30             10.3%

Example:  Australian Gas Light

$600 MILLION+                         40             11.7%

Example:  Thiokol

$400 MILLION+                         68             19.8%

Example:  Williams-Sonoma

$200 MILLION+                         113            24.4%

Example:  Maybelline

LESS THAN $200 MILLION                134            15.1%

Example:  Puerto Rican Cement

AVERAGE MARKET CAPITALIZATION:        $494 million


Market capitalization is calculated by multiplying the price of a company's stock by the number of its shares outstanding. It is often used as a rough gauge of a company's size.

CHARTING THE COURSE OF A $10,000 INVESTMENT
This chart shows how a $10,000 investment in SMALLCAP World Fund grew from April 30, 1990 - the date of the fund's inception -- through September 30, 1995, the end of the fund's latest fiscal year.

As you can see, that $10,000 would have nearly doubled to $19,856, even after deducting the maximum 5.75% sales charge. (Sales charges are lower for accounts of $50,000 or more.) This is significantly better than the $16,098 generated by an investment in the unmanaged FT/S&P-Actuaries Medium- Small Cap World Index, which tracks small-company stocks in 26 world markets - a universe quite similar to SMALLCAP's. Of course, past results are not predictive of future results.

AVERAGE ANNUAL COMPOUND RETURNS
for periods ended September 30, 1995
LIFETIME (since inception on April 30, 1990)           +13.49%
FIVE YEARS                                             +17.69%
ONE YEAR                                               +11.77%
Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

SMALLCAP World Fund $19,856
FT/S&P-Actuaries medium-small cap World Index* $16,098
Consumer Price Index $11,885

*This index, which tracks the smallest stocks (the bottom 25%) in 26 world markets, is calculated by The Financial Times Ltd. and Goldman, Sachs & Co. and is jointly compiled by The Financial Times Ltd.; Goldman, Sachs & Co.; and Standard & Poor's Corp. in conjunction with the Institute of Actuaries and the Faculty of Actuaries.

HOW CAN SMALL COMPANIES COMPETE IN A LAND OF GIANTS?

THE CORPORATE WORLD IS RUSHING TOWARD BIGNESS - THE BIGGER THE BETTER AND AS FAST AS POSSIBLE.

[Side Bar]
TAKING A CLOSER LOOK AT THE ENTERTAINMENT INDUSTRY, AS A PROXY FOR THE WORLD ECONOMY, MIGHT YIELD SOME CLUES.
[End Side Bar]

In the first nine months of this year, $270 billion in takeovers and mergers were announced, according to Securities Data Co. Whether the company is a bank, insurer, utility, railroad or pharmaceutical manufacturer - or is based in the U.S., Europe or Asia - managers now believe the only way to survive, let alone succeed, is to have the critical mass and breadth of product line that will allow economies of scale in manufacturing, financing and distribution.

The entertainment industry is one area where the "urge to merge" has been particularly strong. First, Viacom won a bidding war for Paramount. Then Seagram bought MCA, Westinghouse bid for CBS, and Disney bought ABC. In the latest coup de grace, Time Warner - itself a result of the marriage of Time Inc. with Warner Brothers in 1989 - offered to buy Turner Broadcasting, home of CNN and the old MGM film library.

The Holy Grail in business today is "vertical integration" - owning every step in the process of making and selling a product. For an oil company, this means searching for new deposits, pumping the oil, refining it and selling it in company-owned gas stations. In the entertainment industry, it means owning both the content - the music, films and books - and the distribution channels, including television networks and stations, cable TV systems, publishers, movie theaters and satellites.
The advantages of size are relatively easy to see. You guarantee your access to markets, provide the resources to invest in new technology and products, and allow an opportunity for synergy - that is, for the combined businesses to work together to leverage their strengths.

Also whetting the appetites of companies like Disney and News Corp. (the Australian parent of Fox Broadcasting) are the opportunities available in global markets. Everyone likes to be entertained, but few people have had the choices we've had here in the U.S. Lots of money will be made bringing movies, music and video games to the far reaches of the globe.

How can small companies possibly compete against such obvious strengths? Small entertainment companies have some natural advantages in this regard, since the industry relies so heavily on the creativity of individuals. Nonetheless, the strategies for success are the same no matter what the business:

SPECIALIZE. A small company can't possibly compete with Time Warner, News Corp. or Disney on every front. But it may be able to pick one or two limited areas and, by focusing intently, be the best at what it does. BET Holdings, for example, operates the only cable television network designed specifically for African Americans - Black Entertainment Television.

DO SOMETHING NEW. In business, being first often confers great advantages, and no one innovates as well as entrepreneurs. Indeed, many small companies are founded when executives at larger firms can't get anyone to listen to their ideas. America Online took an embryonic idea - on-line computer services - and repackaged it for public consumption.

SERVE SMALL MARKETS. Some markets simply don't offer enough potential to make a meaningful contribution to a large company's results. But for a smaller company, a large slice of a small pie can feed the company's coffers for years to come. Infinity Broadcasting and Westwood One, for example, together control almost half of U.S. radio programming - a much smaller market than television - leaving little room for new competitors.

DOMINATE A LOCAL MARKET. Wherever you live, you can probably name a local institution - a retail store, a restaurant, a theater - that has kept the Wal-Marts and chain stores at bay by serving local tastes. Owners of local television stations, such as Renaissance Communications and Young Broadcasting, play a similar role. They're valuable to the networks because they not only control access to viewers in the local area, but have established relationships with local advertisers.

ADAPT AN IDEA TO ANOTHER CULTURE. Different cultures and different languages present many obstacles for larger companies. Divergent regulations and social norms preclude a cookie-cutter approach. That need for local knowledge opens the door for many small companies, such as Village Roadshow - which took a uniquely American concept, the multiplex cinema, and adapted it for Australian and Southeast Asian markets.

PARTNER WITH A LARGER COMPETITOR. Subcontractors are common in many industries. In the entertainment field, one might provide programming for networks and cable systems like International Family Entertainment does. Anything that makes you invaluable to a competitor increases your chances of survival.

Not all small companies will succeed, of course, and the consequences of a product failure are greater than for larger firms with more diversified product lines. But just because large companies are doing well, small companies needn't get trampled. In fact, quite the opposite is true: When large companies in an industry are prospering, opportunities are created for resourceful smaller firms.

SMALLCAP's approach is to identify smaller companies that have demonstrated an ability to compete effectively. Rather than focus on short-term gains, we seek to invest in companies that can grow and prosper for many years. Most often, that ability is apparent in the quality of management - which is why we believe in-depth research is so important.

On the next few pages, we profile a few companies in one field - the entertainment field - and discuss how they are handling the unique challenges of being small. Then, beginning on page 12, you'll find descriptions of all the fund's holdings.

[Pull Quote]
"IT'S NOT EXACTLY DAVID VERSUS GOLIATH, BECAUSE IT'S RARE WHEN A SMALL COMPANY CAN DELIVER A KNOCKOUT BLOW TO A LARGER COMPETITOR." [End Pull Quote]

GAYLORD ENTERTAINMENT

COUNTRY COOKIN'
In the entertainment world, there's nothing more American than country music. And, as everybody knows, the mecca of country music is Nashville, Tennessee.

Gaylord Entertainment has been synonymous with country music since 1925, when it first broadcast from the Grand Ole Opry. Today, country music is heard on more radio stations than any other format, including news and sports. It's squarely in the American mainstream, and Gaylord has been "instrumental" in putting it there.

It not only owns and operates the Grand Ole Opry, the Opryland theme park and hotel, and other Nashville attractions, but its twin cable TV channels - The Nashville Network and Country Music Television - reach more than 60 million U.S. homes. That doesn't include nearly 10 million homes in Europe and Asia, where country music is now as hot as a barbecue on a summer day.

Gaylord is now expanding into "country lifestyles" programming and products. It's the largest producer of TV shows for outdoor and motor sports, operates a chain of country and western dance clubs, and has become partners with Bass Pro Shops, the L.L. Bean of the South.

SMALLCAP has been a Gaylord shareholder since the company first sold stock to the public in 1991. We may not have that privilege much longer, however. With country music so popular, we suspect one of the media giants will get a hankering to buy the company.

WESTWOOD ONE

HAILING ALL FREQUENCIES
Government regulations prohibit any one company from owning more than 40 radio stations. These rules - and the fact that until recently the radio market hadn't generated enough revenue to attract the interest of most global media giants - have kept the industry highly fragmented.

Westwood One has created a lucrative niche in this vacuum. It owns no stations itself. Instead, the company packages news, sports and music programming with pre-sold advertising, which it then sells to independent radio stations across the country. Both sides benefit: Radio stations get a fully developed product, while national advertisers get better exposure.

This "network" concept, patterned after independent television, has been enormously popular. Westwood is now the nation's second-largest producer and distributor of radio programming (after Infinity Broadcasting, another SMALLCAP holding). Most of the company's four radio networks - Mutual Broadcasting, Westwood One, NBC Radio and The Source - and eight additional programming formats are heard in every major U.S. market.

VILLAGE ROADSHOW

GIVE THE PEOPLE WHAT THEY WANT
Most media companies focus on entertaining people in the home. Village Roadshow decided to get them out of it.

The company's attractively designed multiplex cinemas - often built with adjacent restaurants and arcades - have revitalized the Australian art of entertaining people away from home. Village Roadshow also teamed with Warner Brothers to build an enormously popular movie theme park on Australia's Gold Coast, patterned after Universal Studios Hollywood.

Capitalizing on these experiences, the company targeted markets throughout the Pacific Basin. On its march through Australia, New Zealand, Singapore, Taiwan and Thailand, the company has constantly refined and adapted its approach to local tastes. Lately, it has been combining its multiplexes with air-conditioned indoor theme parks. These are especially popular in Asia, where the weather is either hot - or hotter.

The experience with Warner Brothers helped the company understand the value of partnerships. Now, it seeks local expertise - or provides it for others - in almost all of its operations. Golden Harvest, a producer of Chinese movies, and others have helped finance the expansion of multiplexes across Asia. Other partners will help expand multiplexes into Italy, China, and India, and potentially help develop theme parks in Japan and Sydney.

[Pull Quote]
"IT'S MORE LIKE FEEDING ON THE CRUMBS, ALTHOUGH IN THIS CASE THEY ARE MILLION-DOLLAR CRUMBS." [End Pull Quote]

SCANDINAVIAN BROADCASTING SYSTEM

ON A NORDIC TRACK
"Think globally, act locally" has become a mantra for community activists across the U.S. For the founders of Scandinavian Broadcasting System, it also proved to be a sound business strategy.

In 1989, a group of experienced U.S. television executives teamed with European entrepreneurs to adapt proven American television techniques to markets in Scandinavia. There, for the first time, governments were ceding control of the airwaves and allowing commercial television broadcasts.

It was a unique opportunity. With high personal income levels, well-developed consumer markets and a strong advertising industry - but virtually no television advertising - the region offered a blank slate for growth.

Starting with television and radio stations in Denmark, followed by Norway and Sweden, SBS has built a solid, low-cost operation with clear growth prospects. It has further solidified its position by taking on both local and international partners, including Capital Cities/ABC, which bought nearly 25% of the company in 1993 in exchange for access to global news, sports and entertainment programming. The company recently added Viacom as a partner to gain more programming rights.

With rapid growth and rising ad revenues in its home markets, the company is eyeing similar underdeveloped opportunities in Belgium, the Netherlands and Finland.

[Pull Quote]
"SUCCESSFUL SMALL COMPANIES DON'T STAY SMALL FOR LONG."
[End Pull Quote]

AMERICA ONLINE

CHIP CHAT
America Online wasn't the first to introduce an on-line computer service for consumers. Several large companies, including IBM, Sears and CompuServe, were there before them.

But the founders of America Online understood something the others didn't:
Their main competition would be Seinfeld, not the local library. To be successful, their service would have to do more than move information. It would have to bring people together.

That's probably why well over half of the time spent on America Online is person-to-person communications. About half of that is electronic mail and half is in "chat rooms," where people exchange messages in real-time electronic conversations on topics ranging from favorite movies to hobbies and self-help groups.

Of course, America Online is much more than an electronic equivalent of a telephone party line. You can, in fact, access just about any information you might require - stock quotes, electronic shopping malls, up-to-the-minute news, public-interest forums and multimedia encyclopedias.

AOL, as it's known, is no longer a small company, at least by SMALLCAP World Fund's definition. Its stock quadrupled in the past year, prompting us to sell a substantial part of our holdings.

ACCLAIM ENTERTAINMENT

NO LONGER CHILD'S PLAY
These days, video games are serious business. More and more, the competitive landscape resembles a scene from one of the industry's biggest hits - Mortal Kombat.

Industry heavyweights Nintendo and Sega continue to battle for kids' attention, dueling to be the first to introduce the latest advanced machine. And now, consumer electronics giant Sony has entered the fray.

Fortunately, there's a way to outflank these giants: create and market the games themselves, rather than the machines on which they're played. In this arena, Acclaim Entertainment has perfected the one-two punch - applying strategic marketing savvy to a business dominated by technologists and establishing a global distribution system that maximizes each game's exposure.

Today, Acclaim is the leading publisher of action-oriented games for homes. Until recently, the company was primarily considered a marketing machine, based on its success selling the WMS Industries properties NBA/Jam and Mortal Kombat. Now, it's using its growing strength to establish an in-house development capability, explore real-time interactive games broadcast over cable TV and develop a broader product library.

[Pull Quote]
"THEY BECOME BIG, OR THEY GET BOUGHT."   [End Pull Quote]

CANWEST GLOBAL COMMUNICATIONS

MOVING FAST WITH SMALL STEPS
Small companies often start with little else but vision and determination. For CanWest Global Communications, the dream was to develop Canada's third national broadcasting company.

It started with a very small step. In 1973, the company bought a TV station in North Dakota and moved it - literally - across the Canadian border to serve Winnipeg. Slowly but steadily, the company acquired or created new stations across Canada. It now owns seven independent stations that - lo and behold - together form one of Canada's three largest television broadcasters.

The company's next step was across an ocean. In 1991, it agreed to manage and eventually purchase New Zealand's only private television network. Success there led it to purchase a controlling interest in Australia's 10 Network, a money-losing operation which CanWest has turned into that country's most profitable station. The company also has an operation in Chile and is bidding on a new channel license in the United Kingdom.

CanWest's strength is its ability to attract an audience while keeping a tight rein on costs. It targets underdeveloped markets with solid growth potential and then provides the highest quality programming, picking and choosing hits from ABC, CBS, NBC, the Fox network and local producers, with costs spread across its network.

FLEXTECH

SEEKING GREENER PASTURES
It's been said that imitation is the sincerest form of flattery. In business, it can also be quite profitable.

FLEXTECH was once a sleepy oil-field equipment supplier with a small ownership stake in a children's satellite television channel. Astutely, the company's managers recognized a brighter future in TV than in oil. They sold their oil business and leveraged that initial grubstake to purchase the remainder of the children's network. At that point, the company's managers turned to Tele-Communications, Inc. - the U.S. cable giant - for expertise and financing for expansion. Additional channels were purchased including Bravo, Discovery Europe, The Family Channel, U.K. Living and European Business News. Noticing this success, two other U.S. companies - U S WEST Communications and Hallmark - have since bought stakes in FLEXTECH.

Like small companies around the world, FLEXTECH brings to the table in-depth knowledge of the local market; its partners provide expertise and access to financing. It's a relationship that works for all concerned.

SMALLCAP World Fund
INVESTMENT PORTFOLIO  September 30, 1995

INDUSTRY DIVERSIFICATION

Broadcasting & Publishing                                         8.69%

Leisure & Tourism                                                 5.74%

Business & Public Services                                        4.88%

Data Processing & Reproduction                                    4.43%

Banking                                                           4.14%

Other Industries                                                  51.80%

Cash & Equivalents                                                20.32%



                                                                  PERCENT

                                                                  OF

                                                                  NET

                                                                  ASSETS

LARGEST INDIVIDUAL HOLDINGS

Wisconsin Central Transportation                                  1.13%

Village Roadshow                                                  .93

Hoganas Eldfast                                                   .90

Acclaim Entertainment                                             .86

Mentor Graphics                                                   .79

Gaylord Entertainment                                             .79

Westwood One                                                      .73

Cablevision Systems                                               .72

Consolidated Stores                                               .71

CIDCO                                                             .70



                                                                                                  Percent

                                                                  Shares or        Market         of

EQUITY-TYPE SECURITIES                                            Principal        Value          Net

(common and preferred stocks and convertible                      Amount           (000)          Assets

debentures)



BROADCASTING & PUBLISHING - 8.69%

Gaylord Entertainment Co., Class A (USA)                          1,344,000        $36,456        .79%

Westwood One, Inc. (USA)/1/ /2/                                   1,875,000        33,750         .73

Cablevision Systems Corp., Class A (USA)/1/                       560,000          33,390         .72

International Family Entertainment, Inc., Class B                 1,415,000        26,885         .58

(USA)/1/

Scandinavian Broadcasting System SA (Denmark -                    655,000          18,504         .40

Incorporated in Luxembourg) /1/

CanWest Global Communications Corp. (Canada) /2/                  918,300          16,938         .37

FLEXTECH PLC (United Kingdom)/1/                                  2,329,600        16,570         .36

Renaissance Communications Corp. (USA)/1/                         461,300          16,145         .35

TCA Cable TV, Inc. (USA)                                          540,000          15,525         .33

WIC Western International Communications Ltd.,                    1,025,000        15,469         .33

Class B (Canada)

United International Holdings, Inc., Class A (USA)/1/             810,000          14,985         .32

United Television, Inc. (USA)                                     150,000          13,387         .29

BET Holdings, Inc., Class A (USA)/1/ /2/                          662,100          13,242         .29

Comcast UK Cable Partners Ltd., Class A (United                   700,000          10,938         .24

 Kingdom)/1/

Westcott Communications, Inc. (USA) /1/                           700,000          10,587         .23

Young Broadcasting Inc., Class A (USA)/1/ /2/                     310,000          9,688          .21

Central European Media Enterprises Ltd., Class A

(USA - Incorporated in Bermuda) /1/ /2/                           349,500          8,825          .19

Jones Intercable, Inc., Class A (USA)/1/                          610,000          8,311          .18

Data Broadcasting Corp. (USA) /1/                                 1,000,000        7,688          .17

Chrysalis Group PLC (United Kingdom)/1/ /2/                       1,600,000        7,637          .16

Century Communications Corp., Class A (USA)/1/                    724,064          7,331          .16

Scottish Television PLC (United Kingdom)                          900,000          7,184          .15

Metropole Television (France)                                     68,900           6,059          .13

ValueVision International, Inc., Class A (USA) /1/                1,000,000        5,875          .13

DMX Inc. (formerly International Cablecasting                     2,180,000        5,723          .12

Technologies, Inc.) (USA) /1/

American Publishing Co., Class A (USA)                            400,000          5,000          .11

Adelphia Communications Corp., Class A (USA)/1/                   525,000          4,725          .10

Infinity Broadcasting Corp., Class A (USA)/1/                     138,562          4,538          .10

AUSTEREO (Australia)                                              3,339,984        4,164          .09

Western Publishing Group, Inc. (USA) /1/                          300,000          3,825          .08

NRJ SA (France)                                                   39,284           3,120          .07

SelecTV PLC (United Kingdom)/1/                                   7,150,000        2,486          .05

Grammy Entertainment (Thailand)                                   240,000          2,182          .05

Multimedia, Inc. (USA)/1/                                         37,700           1,640          .04

AUDIOFINA (Luxembourg)                                            2,085            1,252          .03

Pacific Media PLC (United Kingdom)/1/                             52,249,124       1,032          .02

M-Net (South Africa)                                              1,330,000        929            .02



LEISURE & TOURISM - 5.74%

Village Roadshow Ltd. (Australia)                                 8,147,437        28,623

Village Roadshow Ltd., preferred shares                           5,185,001        14,494         .93

Spelling Entertainment Group Inc. (USA)/1/                        2,118,500        28,070         .61

Rio Hotel & Casino, Inc. (USA)/1/ /2/                             1,382,700        17,975         .39

Showboat, Inc. (USA) /2/                                          785,000          16,976         .37

AAPC Ltd. (Australia) /2/                                         28,028,854       16,941         .37

Aztar Corp. (USA) /1/                                             1,740,000        14,573         .31

Savoy Pictures Entertainment, Inc. (USA)/1/ /2/                   1,870,000        12,389         .27

Sydney Harbour Casino Holdings Ltd., convertible                  9,073,100        12,201         .26

preferred (Australia) /1/ /3/

Four Seasons Hotels Inc. (Canada)                                 823,649          10,435         .22

ACTIVISION, Inc. (USA)/1/ /3/                                     720,000          11,430         .25

Bally Entertainment Corp. (USA) /1/                               850,000          9,244          .20

London Clubs International PLC (United Kingdom)                   1,415,000        9,013          .19

J D Wetherspoon PLC (United Kingdom)                              800,000          7,802          .17

Station Casinos, Inc. (USA) /1/                                   475,000          7,303          .16

Trump Hotels & Casino Resorts, Inc. (USA) /1/                     410,000          6,970          .15

UGC Droit Audiovisuels, SA (France)                               146,869          6,473          .14

ALLIANCE COMM, Class A (Canada)/1/ /2/                            316,000          3,297

ALLIANCE COMM, Class B (Canada)/1/                                316,000          3,032          .14

CINAR Films Inc., Class B (Canada) /1/                            375,000          4,641          .10

Quantum Restaurant Group, Inc. (USA)/1/                           315,000          4,213          .09

Mandarin Oriental International Ltd. (Hong Kong -                 3,916,319        4,073          .09

Incorporated in Bermuda)

Gaumont SA (France)                                               69,159           4,003          .09

Ameristar Casinos, Inc. (USA)/1/                                  440,000          2,860          .06

Filmes Lusomundo, SA, preferred shares (Portugal)                 292,500          2,759          .06

Samuel Goldwyn Co. (USA)/1/ /2/                                   428,400          2,570          .05

MovieFone, Inc., Class A (USA)/1/ /2/                             360,000          1,755          .04

Au Bon Pain Co., Inc. (USA)/1/                                    200,000          1,550          .03



BUSINESS & PUBLIC SERVICES - 4.88%

Banta Corp. (USA)                                                 679,900          28,896         .62

Flughafen Wien AG (Austria)                                       350,600          22,163         .48

Bell & Howell Holdings Co. (USA) /1/                              855,000          21,802         .47

Oxford Health Plans, Inc. (USA)/1/                                200,000          14,550         .31

Vivra Inc. (USA)/1/                                               400,000          12,700         .27

DOVatron International, Inc. (USA) /1/ /2/                        350,000          12,119         .26

America Online, Inc.(USA)/1/                                      175,000          12,031         .26

Katz Media Group, Inc. (USA) /1/                                  575,500          11,726         .25

Quebecor Printing Inc. (Canada)                                   705,000          11,296         .24

Blenheim Group PLC (United Kingdom)                               2,261,460        8,364

Blenheim Group PLC, 6.40% convertible preferred                   409,090          427            .19

Western Waste Industries (USA)/1/                                 417,000          8,340          .18

Filofax Group PLC (United Kingdom)                                1,459,000        5,881          .13

Thomas Group, Inc. (USA)/1/ /2/                                   388,500          5,633          .12

US Order, Inc. (USA) /1/                                          300,000          5,550          .12

Continental Waste Industries, Inc. (USA)/1/                       300,000          5,175          .11

International Container Terminal Services, Inc.,

 5.00% convertible debentures 2001 (Philippines)                  $5,500,000       4,647          .10

Goldsborough Healthcare PLC (United Kingdom)                      2,194,000        4,424          .10

United Waste Systems, Inc. (USA)/1/                               100,000          4,175          .09

APCOA PARKING (Germany)                                           61,000           3,993          .09

Air & Water Technologies Corp., Class A (USA)/1/                  658,500          3,539          .08

MDC Corp., Class A (Canada)/1/                                    2,600,000        3,488          .08

M.A.I.D. PLC (United Kingdom)/1/                                  841,600          3,259          .07

CBT Group PLC (American Depositary Receipts)                      60,000           2,865          .06

(Ireland) /1/

Kanamoto Co. Ltd. (Japan)                                         156,000          2,294          .05

Energy BioSystems Corp. (USA)/1/                                  240,000          2,220          .05

UNC Inc. (USA)/1/                                                 350,000          2,187          .05

GNI Group, Inc. (USA)/1/                                          290,000          2,103          .05



DATA PROCESSING & REPRODUCTION - 4.43%

Acclaim Entertainment, Inc. (USA)/1/                              1,550,000        39,912         .86

Mentor Graphics Corp. (USA)/1/                                    1,750,000        36,531         .79

Corel Corp. (Canada)/1/                                           1,522,500        24,931         .54

Diamond Multimedia Systems, Inc. (USA) /1/                        700,000          22,575         .49

Structural Dynamics Research Corp. (USA)/1/                       530,000          9,838          .21

Transaction Systems Architects, Inc., Class A (USA) /1/           350,000          9,362          .20

Scribona AB, Class B (Sweden)                                     982,000          8,640          .19

Aspen Technology, Inc. (USA)/1/                                   270,000          8,100          .17

CONVEX Computer Corp. (USA)/1/ /2/                                1,515,000        6,818          .15

Avid Technology, Inc. (USA)/1/                                    150,000          6,450          .14

Radius Inc. (USA)/1/ /2/                                          900,000          6,413          .14

Symantec Corp. (USA)/1/                                           200,000          6,000          .13

Electronic Arts (USA)/1/                                          125,000          4,594          .10

Walker Interactive Systems, Inc. (USA)/1/                         511,800          4,446          .10

Crystal Dynamics, Inc., convertible preferred,                    533,334          4,000          .09

Series D (USA) /1/ /2/ /3/

Innovus Corp. (USA) /1/ /2/ /3/                                   300,625          2,593          .05

Hummingbird Communications Ltd. (Canada)/1/                       57,500           2,142          .05

Information International, Inc. (USA)/1/ /2/                      150,000          1,425          .03



BANKING - 4.14%

Washington Mutual Savings Bank (USA)                              918,750          24,347         .53

First Financial Corp. (USA)                                       900,000          19,125         .41

Mercantile Bancorporation Inc. (USA)                              375,000          16,781         .36

West One Bancorp (USA)                                            350,000          14,044         .30

Dah Sing Financial Holdings Ltd. (Hong Kong)                      6,200,000        13,955         .30

City National Corp. (USA)                                         1,025,000        13,581         .29

Provident Bancorp, Inc. (USA)                                     305,000          12,657         .27

Central Fidelity Banks, Inc. (USA)                                367,500          11,944         .26

Hibernia Corp., Class A (USA)                                     1,100,000        11,137         .24

Keystone Financial, Inc. (USA)                                    300,000          9,600          .21

Safra Republic Holdings SA (Luxembourg)                           112,000          9,520          .21

FirstMerit Corp. (formerly First Bancorporation of                340,000          8,500          .18

Ohio) (USA)

Washington Federal Savings and Loan Assn. (USA)                   353,925          8,406          .18

Standard Federal Bank (USA)                                       150,000          5,850          .13

Collective Bancorp, Inc. (USA)                                    221,800          5,739          .13

TriCo Bancshares (USA)                                            149,880          3,073          .07

Yapi ve Kredi Bankasi AS (Turkey)                                 58,000,000       3,063          .07



HEALTH & PERSONAL CARE - 3.95%

Genetics Institute, Inc. (USA)/1/                                 333,000          12,654         .27

Cephalon, Inc. (USA)/1/                                           455,000          12,512         .27

AutoImmune Inc. (USA)/1/ /3/                                      794,000          12,406         .27

Athena Neurosciences, Inc. (USA)/1/                               992,500          11,848         .26

Sequus Pharmaceuticals, Inc. (formerly Liposome                   585,000          6,801

Technology, Inc.) (USA) /1/

Sequus Pharmaceuticals, Inc., warrants, expire 1998 /1/           48,000           1,848

Sequus Pharmaceuticals, Inc., convertible preferred /1/ /3/       80,832           323            .19

Vical Inc. (USA) /1/                                              700,000          8,225          .18

Ranbaxy Laboratories Ltd. (Global Depositary                      250,000          7,062          .15

Receipts)(India)

Omnicare, Inc. (USA)                                              180,000          7,020          .15

Genelabs Technologies, Inc., units (each unit

consists of one ordinary share and one warrant

to purchase one ordinary share) (USA) /1/ /2/ /3/                 1,390,000        6,776          .15

NeoPath, Inc. (USA) /1/                                           253,000          6,704          .14

Paragon Trade Brands, Inc. (USA)/1/                               420,000          6,510          .14

PerSeptive Biosystems, Inc. (USA)/1/                              600,000          6,450          .14

Hologic, Inc. (USA) /1/ /2/                                       265,000          6,095          .13

Ethical Holdings PLC (American Depositary Receipts)               675,000          6,075          .13

(United Kingdom) /1/ /2/

Neurogen Corp. (USA) /1/                                          250,000          5,563          .12

SciClone Pharmaceuticals, Inc. (USA)/1/                           600,000          5,100          .11

Anesta Corp. (USA)/1/ /2/                                         460,000          5,002          .11

Benson Eyecare Corp. (USA) /1/                                    500,000          4,938          .11

Alpha-Beta Technology, Inc. (USA)/1/                              545,000          4,428          .09

VIVUS, Inc. (USA) /1/                                             200,000          4,125          .09

InStent Inc. (USA) /1/                                            250,000          4,063          .09

Thermedics Inc. (USA) /1/                                         200,000          3,975          .08

Isis Pharmaceuticals, Inc. (USA)/1/                               325,000          3,778          .08

HemaSure (USA) /1/                                                240,000          3,720          .08

Biomatrix, Inc. (USA)/1/                                          410,000          3,588          .08

Maybelline, Inc. (USA)                                            150,000          3,563          .08

Body Shop International PLC (United Kingdom)                      1,360,000        3,063          .07

Ventritex, Inc. (USA) /1/                                         100,000          2,150          .05

Cyberonics, Inc. (USA)/1/                                         370,800          1,854          .04

InSite Vision Inc. (USA)/1/                                       350,000          1,641          .04

Vision-Sciences, Inc. (USA)/1/                                    484,500          1,635          .04

Gensia Pharmaceuticals, Inc. (USA)/1/                             180,000          990            .02



TELECOMMUNICATIONS - 3.42%

International CableTel Inc. (USA)/1/                              1,009,466        28,265         .61

Vanguard Cellular Systems, Inc. (USA)/1/                          937,500          24,023         .52

Pilipino Telephone Corp. (Philippines)/1/ /3/                     25,225,000       23,976         .52

Octel Communications Corp. (USA)/1/                               650,000          22,669         .49

Telephone and Data Systems, Inc. (USA)                            270,000          11,340         .25

Associated Communications Corp., Class A (USA)/1/                 319,075          6,621

Associated Communications Corp., Class B /1/                      319,075          6,621          .29

Centennial Cellular Corp. (USA)/1/                                490,000          9,555          .21

Brooks Fiber Properties, Inc., convertible                        49,000           8,085          .17

preferred (USA) /1/ /2/ /3/

Atlantic Tele-Network, Inc. (USA)/1/                              610,000          7,472          .16

MULTICHOICE (South Africa)                                        1,330,000        4,007          .09

MIDCOM Communications Inc. (USA) /1/                              250,000          3,813          .08

M-CELL (South Africa)                                             2,500,400        1,575          .03



MERCHANDISING - 3.21%

Consolidated Stores Corp. (USA)/1/                                1,430,000        33,069         .71

Sports Authority, Inc. (USA) /1/                                  699,000          19,310         .42

Fabri-Centers of America, Inc., Class A (USA)/1/                  525,000          8,072

Fabri-Centers of America, Inc., Class B /1/                       525,000          6,431          .31

Williams-Sonoma, Inc. (USA)/1/                                    548,750          11,387         .25

Duty Free International, Inc. (USA)                               856,500          10,920         .24

AnnTaylor, Inc. (USA) /1/                                         600,000          10,575         .23

Arbor Drugs, Inc. (USA)                                           500,000          9,375          .20

Viking Office Products, Inc. (USA)/1/                             200,000          8,350          .18

Hanover Direct, Inc. (USA)/1/                                     3,944,000        7,641          .16

Lands' End, Inc. (USA)/1/                                         360,000          5,670          .12

HOMAC CORP (Japan)                                                284,000          5,577          .12

Daiki, 1.50% convertible debentures 2004 (Japan)                  Y450,000,000     4,378          .09

Colruyt NV (Belgium)                                              12,000           3,022          .07

Tandy Brands Accessories, Inc. (USA)/1/                           221,625          1,787          .04

Crown Books Corp. (USA)/1/                                        160,000          1,680          .04

Groupe Andre (France)                                             18,494           1,521          .03



TRANSPORTATION: RAIL & ROAD - 2.97%

Wisconsin Central Transportation Corp. (USA)/1/                   783,100          52,272         1.13

TNT Freightways Corp. (USA) /2/                                   1,350,000        25,481         .55

Werner Enterprises, Inc. (USA)                                    850,000          17,637         .38

Swift Transportation Co., Inc. (USA)/1/                           950,000          16,388         .36

M.S. Carriers, Inc. (USA)/1/ /2/                                  837,000          13,392         .29

TNT Ltd. (Australia)/1/                                           4,076,379        6,252

TNT Ltd., 8.00% convertible preferred                             1,316,100        2,118          .18

Nippon Konpo Unyu Soko (Japan)                                    460,000          3,701          .08





ELECTRONIC COMPONENTS - 2.73%

Flextronics International Ltd. (Singapore)/1/ /2/                 746,500          19,222         .41

SCI Systems, Inc. (USA)/1/                                        525,236          18,121         .39

ANTEC Corp. (USA)/1/ /2/                                          1,305,000        17,454         .38

VLSI Technology, Inc. (USA)/1/                                    500,000          17,125         .37

Quantum Corp. (USA)/1/                                            618,100          13,521         .29

Actel Corp. (USA)/1/                                              650,000          11,456         .25

Park Electrochemical Corp. (USA)                                  240,000          7,770          .17

Linear Technology Corp. (USA)                                     120,000          4,980          .11

Micro Linear Corp. (USA)/1/                                       300,000          4,688          .10

Raychem Corp. (USA)                                               88,000           3,960          .09

Rogers Corp. (USA)/1/                                             140,000          3,360          .07

Western Digital Corp. (USA)/1/                                    200,000          3,175          .07

First Pacific Networks, Inc. (USA)/1/                             850,000          1,541          .03



MACHINERY & ENGINEERING - 2.49%

Svedala Industri AB (Sweden)                                      500,000          15,073         .33

Thermo Fibertek Inc. (USA)/1/                                     825,000          13,509         .29

Greenfield Industries, Inc. (USA)                                 414,100          12,734         .28

Valmont Industries, Inc. (USA)                                    470,000          11,398         .25

Kalmar Industries AB (American Depositary Receipts)               638,000          11,006         .24

(Sweden) /3/

Allied Products Corp. (USA)                                       371,900          7,949          .17

AGCO Corp. (USA)                                                  150,000          6,825          .15

Thermo Power Corp. (USA)/1/                                       410,000          6,509          .14

Crompton & Knowles Corp. (USA)                                    400,000          5,950          .13

Cincinnati Milacron Inc. (USA)                                    138,900          4,375          .09

Jungheinrich AG (Germany)                                         20,500           4,176          .09

Miura Co., Ltd. (Japan)                                           250,000          3,928          .08

UMW Holdings Bhd. (Malaysia)                                      1,337,000        3,617          .08

Varity Corp. (USA)/1/                                             71,914           3,200          .07

Siu-Fung Ceramics Holdings Ltd. (Hong Kong -                      10,655,737       2,398          .05

 Incorporated in Bermuda)

Memtec Ltd. (American Depositary Receipts)(Australia)             114,236          1,999          .04

EMCON (USA)/1/                                                    117,700          574            .01



ENERGY SOURCES - 2.40%

Transocean Drilling AS (Norway)                                   1,508,500        24,145         .52

California Energy Co., Inc. (USA)/1/                              750,000          15,375         .33

ELAN Energy Inc. (Canada)/1/                                      1,635,000        14,013         .30

Ashland Coal, Inc. (USA)/3/                                       429,000          12,924         .28

ABACAN RES CORP C$ (Canada)/1/ /2/                                4,524,000        11,463         .25

Cabre Exploration Ltd. (Canada)/1/ /2/                            933,400          9,043          .19

Ampolex Ltd., 8.00% convertible preferred (Australia)             908,000          3,300

Ampolex Ltd.                                                      1,000,000        2,161          .12

Paramount Resources Ltd. (Canada)                                 488,300          5,459          .12

Blue Range Resource Corp. (Canada)/1/                             500,000          3,633          .08

NOVUS PETROLEUM (Australia)                                       2,700,000        3,468          .08

Czar Resources Ltd. (Canada)/1/                                   2,858,000        2,939          .06

Zhenhai Refining & Chemical Co. Ltd., Class H                     10,798,500       2,570          .06

(People's Republic of China)

Elf Gabon SA (Gabon)                                              3,325            472            .01



MISCELLANEOUS MATERIAL & COMMODITIES -2.31%

Hoganas Eldfast AB, Class B (Sweden) /2/                          1,405,000        41,748         .90

SGL Carbon AG (Germany)                                           250,000          16,188         .35

Intertape Polymer Group Inc. (Canada)                             400,000          11,700         .25

Sealed Air Corp. (USA)/1/                                         200,000          11,025         .24

Forsheda AB, Class B (Sweden) /2/                                 450,000          10,580         .23

Ashton Mining Ltd. (Australia)                                    6,100,000        8,203          .18

Carbide/Graphite Group, Inc. (USA)/1/ /2/                         511,800          7,229          .16



CHEMICALS - 2.03%

Kalon Group PLC (United Kingdom)                                  7,030,000        16,334         .35

Holliday Chemical Holdings PLC (United Kingdom)                   4,912,500        14,986         .32

Valspar Corp. (USA)                                               343,900          13,154         .28

McWhorter, Inc. (USA)/1/ /2/                                      706,000          10,855         .24

Airgas, Inc. (USA)/1/                                             359,000          9,558          .21

Ferro Corp. (USA)                                                 350,000          8,706          .19

Tessenderlo Chemie SA (Belgium)                                   19,954           7,259          .16

RPM, Inc. (USA)                                                   330,000          6,559          .14

Armor All Products Corp. (USA)                                    222,100          3,803          .08

Yip's Hang Cheung (Holdings) Ltd. (Hong Kong)                     13,100,000       2,813          .06



MULTI-INDUSTRY - 1.96%

First Pacific Co. Ltd.(Hong Kong)                                 26,783,048       28,583         .62

Industriforvaltnings AB Kinnevik, Class B (Sweden)                360,000          10,983

Industriforvaltnings AB Kinnevik, Class A                         203,440          6,162          .37

D'Ieteren Holdings BV (Belgium)                                   203,883          16,886         .37

Amalgamated Holdings Ltd. (Australia)                             789,320          10,078

Amalgamated Holdings Ltd., 5.00% convertible preferred            265,000          4,004          .30

Corporacion Financiera Alba, SA (Spain)                           178,449          9,470          .20

ABOITIZ EQUITY VENTR (Philippines)                                25,083,800       4,720          .10



INDUSTRIAL COMPONENTS - 1.96%

Cardo AB (Sweden)                                                 1,114,150        18,722         .41

Kolbenschmidt AG (Germany)/1/                                     114,000          16,599         .36

Autoliv AB (American Depositary Receipts)(Sweden)/3/              203,300          12,390         .27

Lear Seating Corp. (USA)/1/                                       352,300          10,349         .22

Bearings, Inc. (USA)                                              273,300          9,258          .20

Standard Products Co. (USA)                                       507,600          8,883          .19

Innovative International (Holdings) Ltd. (Hong Kong)              18,156,000       4,873          .11

Federal-Mogul Corp. (USA)                                         250,000          4,781          .10

Watts Industries, Inc., Class A (USA)                             100,000          2,488          .05

Timken Co. (USA)                                                  50,000           2,131          .05

Gold Peak Industries (Holdings) Ltd., warrants,                   1,140,000        13             .00

expire 1995 (Hong Kong) /1/



METALS:  NONFERROUS - 1.85%

ERAMET (France)/3/                                                284,119          21,582         .47

Capral Aluminium Ltd. (formerly Alcan Australia                   8,680,000        20,395         .44

Ltd.) (Australia)

QNI Ltd. (Australia)                                              8,211,900        17,061         .37

Asturiana de Zinc, SA (Spain)/1/                                  1,440,000        14,818         .32

Magma Copper Co., convertible preferred,                          90,000           6,232

Series E (USA)

Magma Copper Co., convertible preferred, Series D                 70,000           4,638          .23

Alumax Inc. (USA)/1/                                              25,300           854            .02



ENERGY EQUIPMENT - 1.79%

Camco International, Inc. (USA)                                   1,011,100        24,772         .54

Landmark Graphics Corp. (USA) /1/                                 800,000          22,550         .49

Babcock International Group PLC (United Kingdom)                  6,222,285        16,916         .36

Reading & Bates Corp. (USA)/1/                                    700,000          8,400          .18

COFLEXIP SA (American Depositary Receipts)(France)                437,800          6,731          .14

Enterra Corp. (USA)/1/                                            160,000          3,520          .08



INSURANCE - 1.77%

Fairfax Financial Holdings Ltd. (Canada)/1/ /3/                   272,700          16,462         .36

Transatlantic Holdings, Inc. (USA)                                225,000          15,131         .33

Liberty Corp. (USA)                                               350,000          11,375         .25

Harleysville Group Inc. (USA)                                     375,000          11,156         .24

Irish Life PLC (Ireland)                                          2,097,968        7,478          .16

Selective Insurance Group, Inc. (USA)                             195,000          7,118          .15

NYMAGIC, Inc. (USA)                                               254,000          4,318          .09

Nelson Hurst PLC (United Kingdom)                                 1,435,000        3,697          .08

NAC Re Corp. (USA)                                                87,200           3,161          .07

ACMAT Corp., Class A (USA)/1/                                     150,000          1,800          .04



ELECTRONIC INSTRUMENTS - 1.50%

CIDCO Inc. (USA)/1/ /2/                                           913,000          32,183         .70

Plantronics, Inc. (USA)/1/                                        350,000          12,731         .28

LoJack Corp. (USA)/1/                                             575,000          9,488          .20

Fluke Corp. (USA)                                                 160,000          6,080          .13

C-COR Electronics, Inc. (USA)/1/                                  200,000          4,700          .10

Lumonics Inc. (Canada)/1/                                         372,000          4,020          .09



TRANSPORTATION: SHIPPING - 1.47%

ICB Shipping AB, Class B (Sweden)                                 1,150,000        10,782         .23

Bona Shipholding (Norway)                                         880,200          8,972          .19

Wah Kwong Shipping Holdings Ltd. (Hong Kong)                      5,258,500        8,843          .19

Nordstrom & Thulin AB, Class B (Sweden)                           3,118,300        8,546          .19

Irish Continental Group PLC (Ireland)                             1,025,000        8,277          .18

SMEDVIG AS (American Depositary Receipts)(Norway)/1/ /2/          463,000          5,556

SMEDVIG AS /1/                                                    200,000          1,306          .15

IMC Holdings Ltd. (Hong Kong)                                     8,198,000        5,302          .11

WILLIAMS LINES (Philippines)                                      14,100,000       4,494          .10

Benor Tankers Ltd. (Norway)/1/                                    763,800          4,128          .09

Silja Oy AB, Class A (formerly EffJohn Oy AB) (Finland)/1/        362,000          1,865          .04



RECREATION & OTHER CONSUMER PRODUCTS - 1.42%

WMS Industries Inc. (USA)/1/                                      750,000          15,844         .34

Coleman Co., Inc. (USA)/1/                                        304,100          11,404         .25

Scotts Co., Class A (USA)/1/                                      500,000          11,062         .24

Fossil, Inc. (USA)/1/                                             550,000          7,219          .16

Pacific Concord Holding Ltd., 4.75% convertible                   $5,000,000       4,069

debentures 1998 (Hong Kong)

Pacific Concord Holding Ltd.                                      19,862,000       3,057          .15

Bulgari SpA (American Depositary Receipts)(Italy)/1/ /3/          850,000          6,443          .14

World Houseware (Holdings) Ltd. (Hong Kong)                       17,295,809       3,311          .07

Rawlings Sporting Goods Co., Inc. (USA)/1/                        380,000          3,183          .07





BEVERAGES - 1.24%

Taunton Cider PLC (United Kingdom)                                5,482,400        19,584         .42

Brau-Union Goss-Reininghaus-Osterreichische Brau AG               271,800          15,234         .33

(Austria)

Osterreichische Brau-Beteiligungs AG (Austria)                    176,770          9,098          .20

Canandaigua Wine Co., Inc., Class A (USA)/1/                      141,000          6,856          .15

San Miguel Brewery Hong Kong Ltd. (Hong Kong)                     11,200,000       6,701          .14



BUILDING MATERIALS & COMPONENTS - 0.93%

Puerto Rican Cement Co., Inc. (USA) /2/                           371,000          12,846         .28

Tolmex, SA de CV, Class B2 (Mexico)                               1,500,000        7,576          .16

Lafarge Corp. (USA)                                               396,600          7,288          .16

Futuris Corp. Ltd. (Australia)                                    6,790,200        6,515          .14

Giant Cement Holding, Inc. (USA)/1/                               458,000          5,553          .12

Falcon Building Products, Inc. (USA)/1/ /2/                       390,000          3,413          .07



UTILITIES: ELECTRIC & GAS - 0.81%

Hub Power Co. (Global Depositary Receipts)(Pakistan)/1/           831,409          14,550         .32

Australian Gas Light Co. (Australia)                              3,190,769        11,089         .24

Capex SA, Class A (Global Depositary Receipts)                    384,200          5,187          .11

(Argentina)

Espoon Sahko Oy (Finland)                                         258,000          3,322          .07

South Wales Electricity PLC (United Kingdom)                      220,000          3,189          .07



WHOLESALE & INTERNATIONAL TRADE - 0.71%

Finning Ltd. (Canada)                                             803,500          12,725         .28

Tech Data Corp. (USA)/1/                                          900,000          12,713         .27

Kamei Corp. (Japan)                                               483,000          5,496          .12

Tokyo Sangyo (Japan)                                              192,500          1,822          .04



METALS: STEEL - 0.70%

Avesta Sheffield AB (Sweden)                                      1,218,542        13,270         .29

ARBED SA (Luxembourg)/1/                                          35,500           4,718

ARBED SA, 2.50% convertible Eurobonds 2003                        BFR6,000,000     3,680          .18

Tubos de Acero de Mexico, SA  (American Depositary                1,245,000        7,470          .16

Receipts)(Mexico)/1/

Nippon Denro Ispat Ltd., 3.00% convertible                        $4,700,000       2,949          .07

debentures 2001 (India)

Tung Ho Steel Enterprise Corp. (Global Depositary                 5,955            63             .00

Receipts)(Taiwan)/1/



CONSTRUCTION & HOUSING - 0.63%

plettac AG (Germany)                                              49,332           13,088         .28

Ryland Group, Inc. (USA)                                          660,000          10,230         .22

Corporacion Geo, SA, Class B (Mexico) /3/                         1,751,568        5,770          .13



ELECTRICAL & ELECTRONICS - 0.53%

Spectra-Physics AB, Class A (Sweden)                              425,720          7,461          .16

Steinbrecher Corp., convertible preferred, Series D               910,000          7,280          .16

 (USA)/1/ /3/

MagneTek, Inc. (USA)/1/                                           400,000          4,950          .11

Johnson Electric Holdings Ltd. (Hong Kong -                       2,420,000        4,821          .10

Incorporated in Bermuda)



AEROSPACE & MILITARY TECHNOLOGY - 0.49%

CAE Industries Ltd. (Canada)                                      1,750,000        12,064         .26

Thiokol Corp. (USA)                                               300,000          10,725         .23



Food & Household Products - 0.46%

Hazelwood Foods PLC (United Kingdom)                              7,500,000        14,462         .31

J.M. Smucker Co., Class B (USA)                                   300,000          5,625          .12

Nestle (Malaysia) Sdn. Bhd. (Malaysia)                            200,000          1,416          .03



TEXTILES & APPAREL - 0.33%

Phillips-Van Heusen Corp. (USA)                                   450,000          5,175          .11

Marzotto Ord (Italy)                                              675,000          4,457          .10

Z Groupe Zannier (France)                                         247,000          2,910          .06

Delta Woodside Industries, Inc. (USA)                             350,000          2,669          .06



APPLIANCES & HOUSEHOLD DURABLES - 0.32%

O'Sullivan Industries Holdings, Inc. (USA)/1/                     840,000          6,510          .14

Moulinex SA (France)/1/                                           255,000          5,226          .11

SEB SA (France)                                                   25,862           3,152          .07



FOREST PRODUCTS & PAPER - 0.21%

Caraustar Industries, Inc. (USA)                                  495,000          9,900          .21



TRANSPORTATION: AIRLINES - 0.16%

PR Holdings, Inc., subscription rights  (Philippines)/1/ /3/      1,730,000        7,347          .16



REAL ESTATE - 0.10%

Cadiz Land Co., Inc. (USA)/1/ /2/                                 935,000          4,792          .10



MISCELLANEOUS - 4.95%

Other equity-type securities in initial period of                                  229,032        4.95

acquisition



                                                                                   --------       -----

TOTAL EQUITY -TYPE SECURITIES (cost:  $2,981,798,000)                              3,685,732      79.68

                                                                                   --------       -----



                                                                  Principal

                                                                  Amount

SHORT-TERM SECURITIES                                             (000)



CORPORATE SHORT-TERM NOTES - 16.21%

General Electric Capital Corp. 5.70%-5.71% due                    72,300           71,867         1.55

 11/2-11/9/95

Halifax Building Society 5.56%-5.70% due                          55,400           54,863         1.19

10/25-12/20/95

GLAXO WELLCOME 5.67%-5.70% due 10/17-12/12/95                     49,700           49,408         1.07

Bayerische Landesbank Girozentrale 5.67%-5.72%                    47,400           47,307         1.02

due 10/5-11/1/95

Chevron Oil Finance Co. 5.69%-5.74% due 10/12-11/7/95             44,900           44,711         .97

Commonwealth Bank of Australia 5.62%-5.65%                        45,000           44,705         .97

due 10/11-11/21/95

Ford Credit Europe PLC 5.67%-5.69% due 10/2-10/16/95              41,000           40,946         .88

Ford Motor Credit Co. 5.70%-6.10% due 10/4-10/19/95               35,300           35,241         .76

National Australia Funding (Delaware) Inc.                        31,500           31,276         .68

5.66%-5.725% due 10/18-11/29/95

ABN-AMRO North America Finance Inc. 5.63%-5.72%                   31,300           31,248         .68

 due 10/4-10/11/95

Toyota Motor Credit Corp. 5.67%-5.75% due                         30,000           29,919         .65

10/6-11/8/95

PepsiCo, Inc. 5.68%-5.69% due 11/2-11/6/95                        28,500           28,347         .61

Canadian Wheat Board 5.69%-5.72% due 10/10-11/2/95                27,000           26,884         .58

Shell Oil Co. 5.72% due 10/12/95                                  25,000           24,953         .54

Exxon Imperial U.S. Inc. 5.63% due 10/19/95                       25,000           24,924         .54

British Gas Capital Inc. 5.68% due 11/20/95                       25,000           24,799         .54

Commerzbank U.S. Finance Inc. 5.69% due 10/20/95                  22,200           22,130         .48

Daimler-Benz North America Corp. 5.70%-5.73%                      19,800           19,742         .43

 due 10/13-10/20/95

Sony Capital Corp. 5.70% due 10/6/95                              17,900           17,883         .39

Telstra Corp. Ltd. 5.75% due 10/4/95                              15,000           14,991         .32

Bank of Montreal 5.71% due 10/16/95                               15,000           14,962         .32

BAYER 4 (2) 5.69% due 10/31/95                                    15,000           14,926         .32

Coca-Cola Co. 5.68% due 10/18/95                                  14,000           13,960         .30

Panasonic Finance Inc. 5.65% due 10/31/95                         10,000           9,951          .21

BNP CANADA 5.73% due 11/17/95                                     10,000           9,925          .21







CERTIFICATES OF DEPOSIT - 3.09%

Societe Generale 5.71%-5.80% due 10/13-11/21/95                   51,000           50,999         1.10

CANADIAN IMPERIAL BANK 5.73%-5.74% due 10/24-11/27/95             42,000           41,998         .91

National Westminster Bank PLC 5.74%-5.76%                         25,000           25,000         .54

due 10/2-11/27/95

Abbey National Treasury Services PLC Eurocertificate              15,000           15,000         .32

 5.77% due 11/15/95

BANK OF MONTREAL YK CD 5.79% due 11/27/95                         10,000           10,000         .22



FEDERAL AGENCY DISCOUNT NOTES - 1.17%

Federal Home Loan Mortgage Corp. 5.62% due 11/10/95               54,200           53,853         1.17



                                                                                   --------       -----

TOTAL SHORT-TERM SECURITIES (cost:  $946,765,000)                                  946,718        20.47

                                                                                   --------       -----

TOTAL INVESTMENT SECURITIES (cost:  $3,928,563,000)                                4,632,450      100.15



Excess of payables over cash and receivables                                       7,052          .15

                                                                                   --------       -----

NET ASSETS                                                                         $4,625,39      100.00%
                                                                                   8

                                                                                   ========       =====




/1/  Non-income-producing securities.

/2/ The fund owns the following percentages (over 5%) of the outstanding voting securities of the following companies and thus is considered an affiliate as defined in the Investment Company Act of 1940: Steinbrecher-7.32, Puerto Rican Cement-6.85, Thomas Group-6.75, Carbide/Graphite Group-6.50, M.S. Carriers-6.50, CIDCO-6.48, Hologic-6.48, Abacan Resource-6.47, Rio Hotel & Casino-6.47, Alliance Communications-6.46, Innovus-6.45, McWhorter-6.44, Anesta-6.40, Brooks Fiber Properties-6.37, Information International-6.23, Savoy Pictures Entertainment-6.22, TNT Freightways-6.18, SMEDVIG-6.08, Chrysalis Group-5.99, AAPC-5.90, Flextronics International-5.90, ANTEC-5.86, Cabre Exploration-5.67, CONVEX Computer-5.66, Cadiz Land-5.33, Radius-5.28, Ethical Holdings-5.25, Showboat-5.10, Samuel Goldwyn-5.05, and DMX Inc.-5.00.

/3/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. See Notes to Financial Statements

EQUITY-TYPE SECURITIES APPEARING IN THE
PORTFOLIO SINCE MARCH 31, 1995
Abacan Resources
Aboitiz Equity Venture
Alliance Comm
Allied Products
Alumax
AnnTaylor
APCOA Parking
Arbor Drugs
Ashton Mining
Austereo
Aztar
Bally Entertainment
Bell & Howell Holdings
Benson Eyecare
Blue Range Resource
Brooks Fiber Properties
Bulgari
Cadiz Land
CAE Industries
Carbide/Graphite Group
Cardo
CBT Group
C-COR Electronics
CINAR Films
COFLEXIP
Corporacion Geo
Crystal Dynamics
Data Broadcasting
Delta Woodside Industries
Diamond Multimedia Systems
DOVatron International
Espoon Sahko Oy
Falcon Building Products
Filmes Lusomundo
Filofax Group
Flextronics International
Forsheda
Fossil
Genelabs Technologies
Hemasure
Hologic
HOMAC
ICB Shipping
Innovus
InStent
Intertape Polymer Group
Katz Media Group
Kolbenschmidt
London Clubs International
Lumonics
M-Cell
MIDCOM Communications
Multichoice
Neopath
Neurogen
Novus Petroleum
Ranbaxy Laboratories
Raychem
Reading & Bates
San Miguel Brewery
Scotts
Sports Authority
SGL Carbon
Station Casinos
Swift Transportation
Tech Data
Thermedics
Thiokol
Transaction Systems Architects
Transocean Drilling
Trump Hotels & Casino Resorts
UMW Holdings
US Order
United Television
ValueVision International
Ventritex
Vical
VIVUS
Westcott Communications
Western Publishing Group
Williams Lines
Yapi ve Kredi Bankasi

EQUITY-TYPE SECURITIES ELIMINATED FROM
THE PORTFOLIO SINCE MARCH 31, 1995
APV
Australis Media Group
Bay View Capital
BayBanks
BCE Mobile Communications
Bell Cablemedia
Bernard Chaus
Boddington Group
Burgenland Holding
Celsius Industries
Cirrus Logic
COR Therapeutics
Coram Healthcare
Cordiant
Courtaulds Textiles
CRSS
Cypress Semiconductor
Deceuninck Plastics Industries
Del Webb
El Aguila
EnSys Environmental Products
Fila Holding
Fourth Financial
Goody's Family Clothing
Goulds Pumps
H & M Hennes & Mauritz
Harding Associates
Hayes Wheels International
Higashi Nihon House
Hitachi Kiden Kogyo
Ishiguro Homa
Jardine International Motor Holdings
Jostens
KSB
Kwik-Fit Holdings
LCI International
Le Groupe Videotron Ltee
Maanshan Iron & Steel
Matrix Service
Maxtor
McClatchy Newspapers
Microchip Technology
Mississippi Chemical
Moorco International
NGC
Nihon Dempa Kogyo
Nine West Group
Nordictel Holdings
Oil-Dri Corp. of America
OPTi
Orbital Engine
Philippine National Bank
PictureTel
Playboy Enterprises
Pohjola Insurance
PT Indah Kiat Pulp & Paper
Pulitzer Publishing
Raychem
Shaw Brothers
Shaw Communications
ShopKo Stores
Sterling Chemicals
Super Food Services
Svenskt Stal AB
Taisei Fire and Marine Insurance
TJX Companies
Tower Air
TV4
United States Cellular
Vital Forsikring
Worthington Industries
Yorkshire Chemical
SMALLCAP World Fund
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

at September 30, 1995                                     (dollars in                  thousands)

----------------------------------------                  ------------                 ------------

ASSETS:

Investment securities at market

 (cost: $3,928,563)                                                                    $4,632,450

Cash                                                                                   133

Receivables for -

 Sales of investments                                     $42,267

 Sales of fund's shares                                   10,542

 Dividends and accrued interest                           5,618                        58,427

                                                          ------------                 ------------

                                                                                       4,691,010

LIABILITIES:

Payables for -

 Purchases of investments                                 49,549

 Repurchases of fund's shares                             12,262

 Management services                                      2,637

 Accrued expenses                                         1,164                        65,612

                                                          ------------                 ------------

NET ASSETS AT SEPTEMBER 30, 1995 -

 Equivalent to $26.11 per share on

 177,117,618 shares of $0.01 par value

 capital stock outstanding (authorized

 capital stock - 400,000,000 shares)                                                   $4,625,398

                                                                                       ============





STATEMENT OF OPERATIONS

for the year ended September 30, 1995                     (dollars in                  thousands)

----------------------------------------                  ------------                 ------------

INVESTMENT INCOME:

Income:

 Dividends                                                $  37,814

 Interest                                                 42,505                       $  80,319

                                                          ------------

Expenses:

 Management services fee                                  26,933

 Distribution expenses                                    8,551

 Transfer agent fee                                       4,265

 Reports to shareholders                                  403

 Registration statement and

  prospectus                                              525

 Postage, stationery and supplies                         1,279

 Directors' fees                                          96

 Auditing and legal fees                                  60

 Custodian fee                                            1,018

 Taxes other than federal income tax                      90

 Other expenses                                           143                          43,363

                                                          ------------                 ------------

 Net investment income                                                                 36,956

                                                                                       ------------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

Net realized gain                                                                      429,536

Net increase in unrealized appreciation

 on investments:

 Beginning of year                                        465,051

 End of Year                                              703,887

                                                          ------------

  Net unrealized appreciation on investments                                           238,836

                                                                                       ------------



 Net realized gain and unrealized appreciation

  on investments                                                                       668,372

                                                                                       ------------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                                       $705,328

                                                                                       ============



STATEMENT OF CHANGES IN NET

 ASSETS                                                   (dollars in                  thousands)

----------------------------------------                  -------------                -------------

                                                          Year ended                   September 30



                                                          1995                         1994

                                                          ------------                 ------------

OPERATIONS:

Net investment income                                     $36,956                      $11,146

Net realized gain on investments                          429,536                      212,165

Net unrealized appreciation

 (depreciation) on investments                            238,836                      (12,601)

                                                          ------------                 ------------

 Net increase in net assets

  resulting from operations                               705,328                      210,710

                                                          ------------                 ------------

DIVIDENDS AND DISTRIBUTIONS PAID

 TO SHAREHOLDERS:

Dividends from net

 investment income                                        (24,819)                     (6,434)

Distributions from net realized

 gain on investments                                      (204,948)                    (104,133)

                                                          ------------                 ------------

 Total dividends and

  distributions                                           (229,767)                    (110,567)

                                                          ------------                 ------------

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold:

 43,202,952 and 57,399,291

 shares, respectively                                     1,002,339                    1,341,144

Proceeds from shares issued in

 reinvestment of net investment

 income dividends and

 distributions of net realized

 gain on investments:

 10,403,045 and 4,360,143,

 respectively                                             217,741                      99,705

Cost of shares repurchased:

 24,592,934 and 12,557,650

 shares, respectively                                     (566,957)                    (290,901)

                                                          ------------                 ------------

 Net increase in net assets

  resulting from capital share

  transactions                                            653,123                      1,149,948

                                                          ------------                 ------------

TOTAL INCREASE IN NET ASSETS                              1,128,684                    1,250,091



NET ASSETS:

Beginning of period                                       3,496,714                    2,246,623

                                                          ------------                 ------------

End of period (including undistributed

net investment income: $23,552 and

$11,415, respectively)                                    $4,625,398                   $3,496,714

                                                          ============                 ============


See Notes to Financial Statements

SMALLCAP WORLD FUND

NOTES TO FINANCIAL STATEMENTS

1. SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

  Equity-type securities traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

  As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

  Investment securities and other assets and liabilities denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the year. Purchases and sales of investment securities, income, and expenses are calculated using the prevailing exchange rate as accrued. The fund does not identify the portion of each amount shown in the fund's statement of operations under the caption "Realized Gain and Unrealized Appreciation on Investments" that arises from changes in non-U.S. currency exchange rates.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $1,018,000 includes $80,000 that was paid by these credits rather than in cash.

 2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of September 30, 1995, net unrealized appreciation on investments for book and federal income tax purposes aggregated $703,887,000, of which $940,889,000 related to appreciated securities and $237,002,000 related to depreciated securities. During the year ended September 30, 1995, the fund realized, on a tax basis, a net capital gain of $429,739,000 on securities transactions. Net losses related to non-U.S. currency transactions of $203,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $3,928,563,000 at September 30, 1995.

3. The fee of $26,933,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.80% of the first $1 billion of average net assets; 0.70% of such assets in excess of $1 billion but not exceeding $2 billion; 0.67% of such assets in excess of $2 billion but not exceeding $3 billion; 0.65% of such assets in excess of $3 billion but not exceeding $5 billion; 0.635% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.625% of such assets in excess of $8 billion.

   Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1995, distribution expenses under the Plan were $8,551,000. As of September 30, 1995, accrued and unpaid distribution expenses were $966,000.

  American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $4,265,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $3,278,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

  Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1995, aggregate amounts deferred were $32,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1995, accumulated undistributed net realized gain on investments was $402,430,000 and additional paid-in capital was $3,493,758,000. The fund reclassified $32,000 from undistributed net investment income to undistributed net realized gains for the year ended September 30, 1995.

  The fund made purchases and sales of investment securities, excluding short-term securities, of $1,618,024,000 and $1,420,450,000, respectively, during the year ended September 30, 1995.

  Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended September 30, 1995, such non-U.S. taxes were $1,832,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable, and sales of non-U.S. bonds and notes were $171,000 for the year ended September 30, 1995.

PER-SHARE DATA AND
RATIOS

                                                      Year ended       September       30

                                       --------       --------         --------        -------      -------

                                       1995           1994             1993            1992         1991

-----------------------                ---------      ---------        ---------       -------      -------

Net Asset Value,

Beginning of

Year                                   $23.61         $22.72           $18.01          $17.60       $13.26

                                       ---------      ---------        ---------       -------      -------

 INCOME FROM INVESTMENT

 OPERATIONS:

  Net investment income                .22            .09              .06             .14          .18

  Net realized and

   unrealized gain

   on investments                      3.79           1.83             5.56            .38          4.56

                                       ---------      ---------        ---------       -------      -------

   Total income from

   investment

   operations                          4.01           1.92             5.62            .52          4.74

                                       ---------      ---------        ---------       -------      -------

 LESS DISTRIBUTIONS:

  Dividends from

  net investment

  income                               (.16)          (.06)            (.08)           (.11)        (.40)

  Distributions

  from net

  realized gains                       (1.35)         (.97)            (.83)           -            -

                                       ---------      ---------        ---------       -------      -------

 Total distributions                   (1.51)         (1.03)           (.91)           (.11)        (.40)

                                       ---------      ---------        ---------       -------      -------

Net Asset Value, End

of Year                                $26.11         $23.61           $22.72          $18.01       $17.60

                                       =========      =========        =========       =======      =======

Total Return /1/                       18.59%         8.60%            32.46%          2.95%        36.43%



RATIOS/SUPPLEMENTAL

DATA:



 Net assets, end

 of year (in

 millions)                             $4,625         $3,497           $2,247          $1,255       $798

 Ratio of expenses

 to average net

 assets                                1.13%          1.12%            1.15%           1.21%        1.31%

 Ratio of net income

 to average net

 assets                                .97%           .38%             .33%            .85%         1.11%

 Portfolio turnover

 rate                                  45.63%         29.43%           25.00%          23.10%       19.26%


/1/ This was calculated without decuting a sales charge. The maximum sales charge is 5.75% of the fund's offering price.

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of SMALLCAP World Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc., including the schedule of portfolio investments as of September 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. at September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
October 23, 1995

1995 TAX INFORMATION (UNAUDITED)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 9% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099 DIV WHICH WILL BE MAILED IN JANUARY 1996 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1995 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS.


BOARD OF DIRECTORS

AMBASSADOR RICHARD G. CAPEN, JR.
Rancho Santa Fe, California
Corporate director and author;
former United States Ambassador
to Spain; former Vice Chairman
of the Board, Knight-Ridder, Inc.;
former Chairman and Publisher,
The Miami Herald

H. FREDERICK CHRISTIE
Palos Verdes Estates, California
Private investor; former President
and Chief Executive Officer, The Mission
Group;former President, Southern
California Edison Company

ALAN W. CLEMENTS
London, England
Private investor; former Executive
Director-Finance, Imperial Chemical
Industries PLC

ROBERT B. EGELSTON
Los Angeles, California
Chairman of the Board of the fund
Former Chairman of the Board,
The Capital Group Companies, Inc.

ALAN GREENWAY
La Jolla, California
President, Greenway Associates, Inc.
(management consulting services);
former Chairman, Australian
Tourist Commission

WILLIAM R. GRIMSLEY
San Francisco, California
President of the fund
Senior Vice President and Director,
Capital Research and
Management Company

GRAHAM HOLLOWAY
Dallas, Texas
Former Chairman of the Board,
American Funds Distributors, Inc.

LEONADE D. JONES*
Washington, D.C.
Treasurer, The Washington
Post Company

WILLIAM H. KLING
St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Co.; former
President, American Public Radio
(now Public Radio International)

NORMAN R. WELDON, PH.D.
Miami, Florida
President and Director, Corvita
Corporation; Chairman of the Board,
Novoste Corporation

PATRICIA K. WOOLF
Princeton, New Jersey
Private investor; lecturer,
Department of Molecular Biology,
Princeton University

OTHER OFFICERS

GORDON CRAWFORD
Los Angeles, California
Senior Vice President of the fund
Senior Vice President and Director,
Capital Research Company

VINCENT P. CORTI
Los Angeles, California
Vice President of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

STEVEN N. KEARSLEY
Brea, California
Vice President and Treasurer of the fund
Vice President and Treasurer, Capital
Research and Management Company

GREGORY W. WENDT
San Francisco, California
Vice President of the fund
Vice President,
Capital Research Company

CHAD L. NORTON
Los Angeles, California
Secretary of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

MARY C. CREMIN
Brea, California
Assistant Treasurer of the fund
Senior Vice President - Fund Business
Management Group, Capital Research
and Management Company

ROBERT P. SIMMER
Norfolk, Virginia
Assistant Treasurer of the fund
Vice President - Fund Business
Management Group, Capital Research
and Management Company

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92621-5804

TRANSFER AGENT FOR
SHAREHOLDER ACCOUNTS
American Funds Service Company
P.O. Box 2205
Brea, California 92622-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers
400 South Hope Street
Los Angeles, California 90071-2899

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California 90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

*Leonade Jones was elected by shareholders to the Board of Directors in April 1995.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR SECURITIES DEALER OR FINANCIAL PLANNER, OR CALL THE FUND'S TRANSFER AGENT, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholders of SMALLCAP World Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1995, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.
Litho in USA  BDA/GRS/2789
Lit. No. SCWF-011-1195
Printed on recycled paper
[The American Funds Group(R)]